UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06463

AIM International Mutual Funds (Invesco International Mutual Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/21

This Registrant is filing this amendment (“Amendment”) to its Form N-CSR for the year ended October 31, 2021, (the “Report”), originally filed with the Securities and Exchange Commission on January 6, 2022 (Accession Number 0001193125-22-003230) to amend Item 1 “Report to Stockholders” to correct the predecessor fund listed in the Independent Auditor Report for Invesco Advantage International Fund. Items 1 (except as noted above) through 13(a)(1) of the Registrant’s Form N-CSR originally filed on January 6, 2022, are incorporated herein by reference. This Amendment should be read in conjunction with the Report. Except for Item 1 as noted above, this Amendment does not amend or update the Report in any way nor does it reflect events occurring after the filing of the Report.

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable

Annual Report to Shareholders	October 31, 2021

Invesco Advantage International Fund

Nasdaq:

A: QMGAX ∎ C: QMGCX ∎ R: QMGRX ∎ Y: QMGYX ∎ R5: GMAGX ∎ R6: QMGIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

14	Financial Statements

17	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Fund Expenses

29	Approval of Investment Advisory and Sub-Advisory Contracts

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Advantage International Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex USA Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	23.64%
Class C Shares	22.72
Class R Shares	23.27
Class Y Shares	23.92
Class R5 Shares	23.80
Class R6 Shares	23.88
MSCI All Country World ex USA Index▼	29.66

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

For the fiscal year ended October 31, 2021, the Fund at NAV reported positive absolute performance largely due to the successful rollout of coronavirus (COVID-19) vaccinations and reopening economies releasing pent-up demand. The fiscal year was marked by a continued rally in risky assets, with global equity and commodity markets benefiting the most. At the beginning of the fiscal year, global equity markets posted gains as positive news about COVID-19 vaccination programs outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness. Through the middle of the fiscal year, global equity markets continued to be supported by further acceleration of vaccination rollouts and the easing of COVID-19 restrictions in most developed markets. Toward the end of the fiscal year, equities briefly stalled amid increasing concerns about rising inflation, supply disruptions and signs of slowing economic growth. Energy stocks and energy-driven markets performed relatively well as global shortages pushed oil and gas prices higher. Emerging markets trailed all other regions due to a combination of COVID-19 outbreaks and exposure to China. Chinese equities were weighed down by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector, the potential default of a large property developer and signs of slowing economic growth.

    In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline. Developed market equities outperformed emerging market equities for the fiscal year in aggregate.

    Against this backdrop, the Fund experienced underperformance versus the MSCI All Country World ex USA Index. The Fund’s overweight momentum to stocks from November of 2020 until April of 2021 proved detrimental as value stocks generally outperformed momentum stocks. During the last six months of the fiscal year, the Fund outperformed the benchmark and was positioned more defensively with overweight exposure to quality stocks and some options-based defense.

    Unlike the cap-weighted benchmark, which simply overweights the largest companies and underweights smaller companies, the Fund buys stocks based on multiple characteristics that have proven to be important drivers of returns. These characteristics, or factors, are widely known as value, momentum, quality and low or minimum volatility. While the Fund’s relative positioning during the fiscal year ultimately resulted in underperformance, we continue to believe equity portfolios should be constructed with intentional exposures to a diversified set of identifiable risk factors. Doing so, the team’s research shows, and allows the Fund to better target its exposure to rewarded risks over a full market cycle.

    Please note that our strategy utilizes derivative instruments that include futures, options and total return swaps. Therefore, some of the strategy performances, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Advantage International Fund. As always, we welcome your comments and questions.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Advantage International Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/27/15

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Advantage International Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (8/27/15)	6.35%
5 Years	6.69
1 Year	16.84

Class C Shares
Inception (8/27/15)	6.54%
5 Years	7.12
1 Year	21.72

Class R Shares
Inception (8/27/15)	7.08%
5 Years	7.66
1 Year	23.27

Class Y Shares
Inception (8/27/15)	7.53%
5 Years	8.10
1 Year	23.92

Class R5 Shares
Inception	7.43%
5 Years	8.03
1 Year	23.80

Class R6 Shares
Inception (8/27/15)	7.61%
5 Years	8.20
1 Year	23.88

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Multi-Asset Growth Fund. Note: The Fund was subsequently renamed the Invesco Advantage International Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Advantage International Fund

Supplemental Information

Invesco Advantage International Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Advantage International Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	12.20%

Financials	11.88

Consumer Discretionary	10.04

Health Care	9.82

Industrials	8.85

Consumer Staples	7.33

Materials	6.07

Communication Services	5.37

Energy	3.06

Utilities	2.54

Other Sectors, Each Less than 2% of Net Assets	1.31

Money Market Funds Plus Other Assets Less Liabilities	21.53

Top 10 Equity Holdings*

		% of total net assets

1.	ASML Holding N.V.	2.19%

2.	Novo Nordisk A/S, Class B	2.13

3.	Roche Holding AG	1.84

4.	Nestle S.A.	1.73

5.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.54

6.	BYD Co. Ltd., H Shares	1.25

7.	Novartis AG	1.24

8.	Samsung Electronics Co. Ltd.	1.08

9.	NXP Semiconductors N.V.	1.03

10.	Diageo PLC	0.93

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco Advantage International Fund

Schedule of Investments

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–77.50%
Australia–3.48%
Australia & New Zealand Banking Group Ltd.	738	$15,559

BHP Group Ltd.	4,344	119,154

BHP Group PLC	3,624	96,269

Coles Group Ltd.	1,044	13,488

Endeavour Group Ltd.	1,673	8,581

Fortescue Metals Group Ltd.	792	8,274

Glencore PLC	20,656	103,552

Rio Tinto Ltd.	1,251	84,774

Rio Tinto PLC	1,997	124,431

Telstra Corp. Ltd.	10,292	29,653

Transurban Group	2,555	25,931

Wesfarmers Ltd.	1,457	62,903

Westpac Banking Corp.	198	3,853

Woolworths Group Ltd.	1,727	49,588

		746,010

Austria–0.04%
OMV AG	126	7,618

Belgium–0.30%
Anheuser-Busch InBev S.A./N.V.	342	20,938

Groupe Bruxelles Lambert S.A.	90	10,446

KBC Group N.V.	306	28,559

UCB S.A.	34	4,055

		63,998

Brazil–1.47%
Ambev S.A.	2,400	7,225

B3 S.A. - Brasil, Bolsa, Balcao	9,600	20,259

Banco Bradesco S.A., Preference Shares	2,362	8,328

Banco do Brasil S.A.	2,200	11,110

Banco Inter S.A., Preference Shares(a)	3,700	8,018

CCR S.A.	1,700	3,443

Cia Siderurgica Nacional S.A.	1,800	7,265

Gerdau S.A., Preference Shares	1,100	5,243

Localiza Rent a Car S.A.	400	3,211

Petroleo Brasileiro S.A., Preference Shares	20,400	98,497

Vale S.A.	9,200	116,732

WEG S.A.	3,800	24,912

		314,243

Chile–0.09%
Banco de Chile	74,690	6,482

Cencosud S.A.	3,671	5,370

Falabella S.A.	2,879	7,961

		19,813

China–9.99%
AAC Technologies Holdings, Inc.	500	2,193

Alibaba Group Holding Ltd.(b)	4,600	95,171

Alibaba Health Information Technology Ltd.(b)	2,000	2,534

	Shares	Value

China–(continued)
Aluminum Corp. of China Ltd., H Shares(b)	12,000	$7,177

Anhui Conch Cement Co. Ltd., H Shares	1,500	7,448

ANTA Sports Products Ltd.	2,000	31,191

Autohome, Inc., ADR	162	6,375

Baidu, Inc., ADR(b)	972	157,697

Bank of China Ltd., H Shares	79,000	27,878

Bank of Communications Co. Ltd., H Shares	27,000	16,105

BeiGene Ltd., ADR(b)	54	19,317

Bilibili, Inc.(b)	160	11,776

Brilliance China Automotive Holdings Ltd.(c)	6,000	1,157

BYD Co. Ltd., H Shares	7,000	267,826

BYD Electronic International Co. Ltd.	1,500	4,487

CanSino Biologics, Inc., H Shares(a)(b)	200	5,196

China CITIC Bank Corp. Ltd., H Shares	9,000	3,951

China Construction Bank Corp., H Shares	93,000	63,407

China Everbright Bank Co. Ltd., H Shares	8,000	2,814

China Feihe Ltd.(a)	4,000	6,686

China Gas Holdings Ltd.	1,800	4,495

China Life Insurance Co. Ltd., H Shares	15,000	26,101

China Merchants Bank Co. Ltd., H Shares	6,000	50,669

China Molybdenum Co. Ltd., H Shares	6,000	3,736

China Overseas Land & Investment Ltd.	7,000	15,419

China Pacific Insurance (Group) Co. Ltd., H Shares	1,600	4,944

China Petroleum & Chemical Corp., H Shares	10,000	4,865

China Resources Power Holdings Co. Ltd.	2,000	5,159

China Shenhua Energy Co. Ltd., H Shares	4,500	9,684

China Taiping Insurance Holdings Co. Ltd.	3,000	4,595

China Tower Corp. Ltd., H Shares(a)	74,000	9,600

China Vanke Co. Ltd., H Shares	1,900	4,439

CITIC Ltd.	4,000	4,026

COSCO SHIPPING Holdings Co. Ltd., H Shares(b)	15,350	23,939

Country Garden Services Holdings Co. Ltd.	1,000	7,743

CSPC Pharmaceutical Group Ltd.	18,640	19,532

ENN Energy Holdings Ltd.	900	15,597

Fuyao Glass Industry Group Co. Ltd., H Shares(a)	1,200	6,955

Ganfeng Lithium Co. Ltd., H Shares(a)	400	7,550

Geely Automobile Holdings Ltd.	2,000	6,990

Great Wall Motor Co. Ltd., H Shares	6,500	29,489

Haier Smart Home Co. Ltd., H Shares	1,600	5,971

Hengan International Group Co. Ltd.	1,000	5,227

HengTen Networks Group Ltd.(b)	16,000	5,466

Huazhu Group Ltd., ADR(b)	118	5,470

Industrial & Commercial Bank of China Ltd., H Shares	102,000	55,935

Innovent Biologics, Inc.(a)(b)	1,500	13,501

JD.com, Inc., A Shares(b)	500	19,638

KE Holdings, Inc., ADR(b)	553	10,076

Kingdee International Software Group Co. Ltd.(b)	2,000	6,641

Kingsoft Cloud Holdings Ltd., ADR(b)	234	5,375

Kingsoft Corp. Ltd.	2,400	10,290

Kuaishou Technology(a)(b)	900	12,035

Kunlun Energy Co. Ltd.	4,000	3,663

Lenovo Group Ltd.	26,000	28,395

Li Auto, Inc., ADR(b)	737	24,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Advantage International Fund

	Shares	Value

China–(continued)
Li Ning Co. Ltd.	2,000	$22,320

Longfor Group Holdings Ltd.(a)	2,000	9,696

Lufax Holding Ltd., ADR(b)	1,044	6,588

NetEase, Inc.	1,700	33,248

NIO, Inc., ADR(b)	1,525	60,100

Nongfu Spring Co. Ltd., H Shares(a)	2,000	10,162

NXP Semiconductors N.V.	1,098	220,544

PetroChina Co. Ltd., H Shares	70,000	33,549

Pharmaron Beijing Co. Ltd., H Shares(a)	200	4,368

Pinduoduo, Inc., ADR(b)	821	73,003

Ping An Insurance (Group) Co. of China Ltd., H Shares	4,500	32,405

Postal Savings Bank of China Co. Ltd., H Shares(a)	12,000	8,764

Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	4,000	6,839

Shenzhou International Group Holdings Ltd.	900	19,514

Sino Biopharmaceutical Ltd.	8,500	6,305

Sinopharm Group Co. Ltd., H Shares	1,600	3,824

SITC International Holdings Co. Ltd.	6,000	20,377

Smoore International Holdings Ltd.(a)	4,000	19,329

Sunny Optical Technology Group Co. Ltd.	1,800	48,541

Tencent Holdings Ltd.	2,100	130,381

Trip.com Group Ltd., ADR(b)	355	10,139

Vipshop Holdings Ltd., ADR(b)	922	10,290

Weibo Corp., ADR(b)	184	8,276

Weichai Power Co. Ltd., H Shares	5,000	8,994

WuXi AppTec Co. Ltd., H Shares(a)	440	9,464

Wuxi Biologics Cayman, Inc.(a)(b)	3,000	45,819

Xiaomi Corp., B Shares(a)(b)	4,600	12,671

Xinyi Solar Holdings Ltd.	2,000	4,201

XPeng, Inc., ADR(b)	268	12,497

Yum China Holdings, Inc.	91	5,194

Zai Lab Ltd., ADR(b)	134	13,990

Zijin Mining Group Co. Ltd., H Shares	6,000	8,424

		2,137,460

Denmark–2.72%
AP Moller - Maersk A/S, Class B	17	49,280

Carlsberg A/S, Class B	126	20,825

Danske Bank A/S	900	15,264

DSV A/S	18	4,185

Novo Nordisk A/S, Class B	4,139	455,260

Novozymes A/S, Class B	378	27,781

Vestas Wind Systems A/S	234	10,139

		582,734

Finland–0.81%
Fortum OYJ	198	5,889

Kone OYJ, Class B	253	17,219

Neste OYJ	900	50,251

Nokia OYJ(b)	6,093	34,929

Nordea Bank Abp	630	7,725

Sampo OYJ, Class A	1,008	53,632

UPM-Kymmene OYJ	108	3,817

		173,462

France–5.64%
Airbus SE(b)	162	20,769

	Shares	Value

France–(continued)
AXA S.A.	3,203	$93,237

BNP Paribas S.A.	1,601	107,401

Bouygues S.A.	144	5,818

Bureau Veritas S.A.	324	10,302

Capgemini SE	54	12,590

Carrefour S.A.	216	3,912

Cie de Saint-Gobain	954	65,823

Cie Generale des Etablissements Michelin S.C.A.	220	34,540

Credit Agricole S.A.	666	10,063

Danone S.A.	144	9,392

Electricite de France S.A.	720	10,626

EssilorLuxottica S.A.	936	193,733

Hermes International	5	7,941

Kering S.A.	84	63,022

Legrand S.A.	54	5,875

L’Oreal S.A.	203	92,830

LVMH Moet Hennessy Louis Vuitton SE	84	65,854

Orange S.A.	1,242	13,554

Pernod Ricard S.A.	186	42,830

Sanofi	594	59,460

Sartorius Stedim Biotech	18	9,938

Schneider Electric SE	234	40,476

Societe Generale S.A.	612	20,450

Thales S.A.	126	11,623

TotalEnergies SE	3,509	175,937

Vinci S.A.	144	15,411

Vivendi SE	162	2,086

Worldline S.A.(a)(b)	36	2,101

		1,207,594

Germany–5.34%
adidas AG	168	55,019

Allianz SE	575	133,720

BASF SE	933	67,182

Bayerische Motoren Werke AG	306	30,866

Continental AG(b)	108	12,677

Daimler AG	846	83,854

Deutsche Bank AG(b)	2,015	25,988

Deutsche Post AG	774	47,847

Deutsche Telekom AG	4,084	75,935

Evonik Industries AG	180	5,834

Fresenius Medical Care AG & Co. KGaA	540	35,916

Fresenius SE & Co. KGaA	954	43,306

Hannover Rueck SE	54	9,865

Henkel AG & Co. KGaA, Preference Shares	90	8,051

Infineon Technologies AG	306	14,303

Knorr-Bremse AG	90	9,484

Merck KGaA	237	55,961

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	234	69,312

RWE AG	169	6,501

SAP SE	1,242	179,877

Sartorius AG, Preference Shares	36	23,362

Siemens AG	270	43,768

Siemens Healthineers AG(a)	180	11,967

Vitesco Technologies Group AG(b)	21	1,204

Volkswagen AG, Preference Shares	406	90,981

		1,142,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Advantage International Fund

	Shares	Value

Greece–0.06%
Hellenic Telecommunications Organization S.A.	771	$13,651

Hong Kong–2.33%
CK Asset Holdings Ltd.	6,000	37,099

CK Hutchison Holdings Ltd.	8,000	53,899

CLP Holdings Ltd.	5,000	48,913

Hong Kong & China Gas Co. Ltd. (The)	63,292	98,388

Hong Kong Exchanges & Clearing Ltd.	1,700	103,172

Jardine Matheson Holdings Ltd.	600	34,780

Link REIT	7,400	65,812

Power Assets Holdings Ltd.	500	3,048

Sun Hung Kai Properties Ltd.	2,000	26,665

Techtronic Industries Co. Ltd.	500	10,274

WH Group Ltd.	8,840	6,194

Wharf Real Estate Investment Co. Ltd.	2,000	11,297

		499,541

Hungary–0.12%
OTP Bank Nyrt(b)	436	26,169

Indonesia–0.33%
PT Astra International Tbk	30,700	13,077

PT Bank Central Asia Tbk	30,000	15,832

PT Bank Mandiri (Persero) Tbk	17,200	8,715

PT Bank Rakyat Indonesia (Persero) Tbk	24,400	7,293

PT Telkom Indonesia (Persero) Tbk	92,300	24,745

		69,662

Ireland–0.49%
CRH PLC	1,601	76,670

Kerry Group PLC, Class A	186	25,006

Ryanair Holdings PLC, ADR(b)	36	4,086

		105,762

Italy–0.67%
Assicurazioni Generali S.p.A.	1,565	34,159

Enel S.p.A.	9,087	76,117

Eni S.p.A.	450	6,443

Intesa Sanpaolo S.p.A.	4,984	14,198

Poste Italiane S.p.A.(a)	468	6,685

UniCredit S.p.A.	414	5,475

		143,077

Japan–12.02%
Asahi Group Holdings Ltd.	100	4,534

Asahi Kasei Corp.	400	4,212

Astellas Pharma, Inc.	3,300	55,605

Bridgestone Corp.	3,700	163,274

Canon, Inc.	1,500	33,496

Dai-ichi Life Holdings, Inc.	200	4,166

Daiichi Sankyo Co. Ltd.	1,500	37,725

Daikin Industries Ltd.	200	43,832

Daiwa House Industry Co. Ltd.	800	26,396

Denso Corp.	500	36,174

Eisai Co. Ltd.	200	14,103

FANUC Corp.	100	19,652

Fast Retailing Co. Ltd.	100	66,429

FUJIFILM Holdings Corp.	700	54,168

Hitachi Ltd.	800	46,133

Honda Motor Co. Ltd.	2,300	67,756

	Shares	Value

Japan–(continued)
Hoya Corp.	600	$88,264

ITOCHU Corp.	1,800	51,327

Japan Post Holdings Co. Ltd.	3,800	28,980

Japan Tobacco, Inc.	300	5,886

Kao Corp.	600	33,905

KDDI Corp.	1,000	31,000

Kirin Holdings Co. Ltd.	1,000	17,408

Komatsu Ltd.	400	10,449

Kubota Corp.	300	6,396

Kyocera Corp.	300	17,566

M3, Inc.	100	5,901

Mitsubishi Corp.	3,700	116,692

Mitsubishi Electric Corp.	600	8,050

Mitsubishi Estate Co. Ltd.	1,100	16,715

Mitsubishi UFJ Financial Group, Inc.	15,200	83,197

Mitsui & Co. Ltd.	2,200	50,186

Mizuho Financial Group, Inc.	970	12,736

Murata Manufacturing Co. Ltd.	1,000	76,117

Nidec Corp.	120	13,272

Nintendo Co. Ltd.	200	88,421

Nippon Telegraph & Telephone Corp.	5,600	156,818

Nissan Motor Co. Ltd.(b)	1,300	6,606

NTT Data Corp.	900	18,062

Olympus Corp.	4,400	95,215

ORIX Corp.	2,400	47,117

Otsuka Holdings Co. Ltd.	200	7,918

Panasonic Corp.	1,300	15,928

Rakuten Group, Inc.	1,100	12,083

Recruit Holdings Co. Ltd.	1,800	119,969

Renesas Electronics Corp.(b)	1,500	18,524

Secom Co. Ltd.	200	13,601

Sekisui House Ltd.	700	14,540

Seven & i Holdings Co. Ltd.	900	37,764

Shimano, Inc.	100	27,869

Shin-Etsu Chemical Co. Ltd.	100	17,829

Shionogi & Co. Ltd.	100	6,511

Softbank Corp.	1,800	24,581

SoftBank Group Corp.	300	16,281

Sompo Holdings, Inc.	700	30,448

Sony Group Corp.	500	57,791

Subaru Corp.	600	11,757

Sumitomo Corp.	500	7,111

Sumitomo Mitsui Financial Group, Inc.	1,800	58,357

Suzuki Motor Corp.	100	4,466

Sysmex Corp.	100	12,430

Takeda Pharmaceutical Co. Ltd.	1,338	37,576

Tokio Marine Holdings, Inc.	800	41,828

Tokyo Electron Ltd.	300	139,861

Toshiba Corp.	500	21,576

Toyota Industries Corp.	200	17,002

Toyota Motor Corp.	2,000	35,193

		2,572,735

Luxembourg–0.12%
ArcelorMittal S.A.	738	24,905

Malaysia–0.34%
Axiata Group Bhd.	9,900	9,445

Hartalega Holdings Bhd.	3,100	4,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Advantage International Fund

	Shares	Value

Malaysia–(continued)
Hong Leong Bank Bhd.	1,200	$5,457

IHH Healthcare Bhd.	5,400	8,539

MISC Bhd.	5,500	9,418

Petronas Chemicals Group Bhd.	2,200	4,625

Press Metal Aluminium Holdings Bhd.	4,900	6,588

Public Bank Bhd.	7,500	7,556

Tenaga Nasional Bhd.	4,600	10,730

Top Glove Corp. Bhd.	8,100	5,328

		72,080

Mexico–0.64%
Cemex S.A.B. de C.V., ADR(b)	3,469	22,306

Fomento Economico Mexicano, S.A.B. de C.V., ADR	201	16,520

Grupo Bimbo S.A.B. de C.V., Series A	3,100	9,176

Grupo Financiero Banorte S.A.B. de C.V., Class O	2,400	15,195

Grupo Financiero Inbursa S.A.B. de C.V., Class O(b)	5,900	5,923

Grupo Mexico S.A.B. de C.V., Class B	3,400	14,916

Wal-Mart de Mexico S.A.B. de C.V., Series V	15,173	52,923

		136,959

Netherlands–4.33%
Adyen N.V.(a)(b)	34	102,704

Akzo Nobel N.V.	288	33,153

ASML Holding N.V.	575	468,447

EXOR N.V.	198	18,691

Heineken N.V.	36	3,994

ING Groep N.V.	1,709	25,942

Koninklijke Ahold Delhaize N.V.	3,239	105,427

Koninklijke DSM N.V.	135	29,517

Koninklijke KPN N.V.	4,099	12,259

Koninklijke Philips N.V.	1,781	83,919

Universal Music Group N.V.	162	4,703

Wolters Kluwer N.V.	360	37,739

		926,495

Philippines–0.07%
SM Prime Holdings, Inc.	23,300	15,321

Poland–0.13%
Bank Polska Kasa Opieki S.A.	235	7,753

KGHM Polska Miedz S.A.	148	5,701

Powszechna Kasa Oszczednosci Bank Polski S.A.(b)	1,173	14,338

		27,792

Russia–1.59%
Gazprom PJSC, ADR	3,553	34,997

Lukoil PJSC, ADR	254	25,863

Lukoil PJSC, ADR	550	56,117

MMC Norilsk Nickel PJSC, ADR	1,290	40,278

Mobile TeleSystems PJSC, ADR	954	8,767

Novatek PJSC, GDR(a)	59	14,999

Novatek PJSC, GDR(a)	13	3,305

PhosAgro PJSC, GDR(a)	270	6,458

Rosneft Oil Co. PJSC, GDR(a)	6,033	53,754

Sberbank of Russia PJSC, ADR	1,760	35,341

Severstal PAO, GDR(a)	198	4,526

Surgutneftegas PJSC, ADR	2,915	14,099

	Shares	Value

Russia–(continued)
Tatneft PJSC, ADR	306	$13,776

TCS Group Holding PLC, GDR(a)	168	17,203

VTB Bank PJSC, GDR(a)	4,858	7,073

X5 Retail Group N.V., GDR(a)	101	3,438

		339,994

Saudi Arabia–0.02%
Delivery Hero SE(a)(b)	36	4,476

Singapore–0.11%
DBS Group Holdings Ltd.	500	11,651

Oversea-Chinese Banking Corp. Ltd.	800	7,020

United Overseas Bank Ltd.	300	5,959

		24,630

South Africa–0.90%
Absa Group Ltd.	1,089	9,961

Anglo American PLC	2,411	91,328

Capitec Bank Holdings Ltd.	117	13,067

FirstRand Ltd.	5,245	19,939

Impala Platinum Holdings Ltd.	419	5,443

Northam Platinum Holdings Ltd.(b)	520	7,787

Remgro Ltd.	756	6,663

Sasol Ltd.(b)	603	10,127

Sibanye Stillwater Ltd.	1,997	7,026

Standard Bank Group Ltd.	2,380	21,150

		192,491

South Korea–2.45%
Hyundai Mobis Co. Ltd.	218	47,218

Hyundai Motor Co.	36	6,444

Kakao Corp.	168	18,150

KB Financial Group, Inc.	251	12,095

Kia Corp.	168	12,287

LG Corp.	67	5,243

POSCO	50	12,640

Samsung Electronics Co. Ltd.	3,854	230,901

Samsung SDI Co. Ltd.	36	22,728

Shinhan Financial Group Co. Ltd.	288	9,392

SK Hynix, Inc.	1,183	104,666

SK Telecom Co. Ltd.	134	34,820

SK, Inc.	36	7,508

		524,092

Spain–1.74%
Banco Bilbao Vizcaya Argentaria S.A.	5,272	36,988

Banco Santander S.A.	7,395	28,079

CaixaBank S.A.	5,668	16,315

Endesa S.A.	324	7,482

Ferrovial S.A.	468	14,723

Iberdrola S.A.	13,009	153,929

Industria de Diseno Textil S.A.	126	4,556

Naturgy Energy Group S.A.	612	16,082

Repsol S.A.	4,462	56,898

Telefonica S.A.	8,763	38,121

		373,173

Sweden–1.66%
Assa Abloy AB, Class B	324	9,505

Atlas Copco AB, Class A	1,224	78,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Advantage International Fund

	Shares	Value

Sweden–(continued)
Epiroc AB, Class A	1,529	$37,986

EQT AB	576	30,516

Essity AB, Class B	126	4,080

Evolution AB(a)	144	23,320

Hexagon AB, Class B	396	6,383

Industrivarden AB, Class A	5	165

Investor AB, Class B	396	9,143

Sandvik AB	1,456	36,965

Skandinaviska Enskilda Banken AB, Class A	1,619	25,347

Svenska Handelsbanken AB, Class A	378	4,330

Swedbank AB, Class A	216	4,691

Telefonaktiebolaget LM Ericsson, Class B	5,218	57,145

Telia Co. AB	2,000	7,872

Volvo AB, Class B	846	19,728

		355,695

Switzerland–7.41%
ABB Ltd.	684	22,689

Alcon, Inc.	360	29,905

Cie Financiere Richemont S.A.	270	33,478

Credit Suisse Group AG	8,331	86,913

Geberit AG	50	39,100

Holcim Ltd.(b)	348	17,336

Kuehne + Nagel International AG, Class R	84	26,501

Nestle S.A.	2,806	370,645

Novartis AG	3,203	265,065

Partners Group Holding AG	34	59,461

Roche Holding AG	1,014	392,837

Schindler Holding AG, PC	101	26,341

SGS S.A.	7	20,679

Sika AG	18	6,108

STMicroelectronics N.V.	108	5,117

Straumann Holding AG, Class R	34	70,782

Swisscom AG	36	19,622

UBS Group AG	5,146	93,869

		1,586,448

Taiwan–4.16%
ASE Technology Holding Co. Ltd., ADR	2,882	20,520

Asustek Computer, Inc.	1,000	12,728

Catcher Technology Co. Ltd.	2,000	11,620

Cathay Financial Holding Co. Ltd.	2,000	4,199

Chailease Holding Co. Ltd.	1,100	10,585

China Development Financial Holding Corp.	10,000	5,126

China Steel Corp.	12,000	14,588

Chunghwa Telecom Co. Ltd., ADR	335	13,232

CTBC Financial Holding Co. Ltd.	10,000	8,366

Delta Electronics, Inc.	2,000	17,687

Evergreen Marine Corp. Taiwan Ltd.	7,000	25,333

Formosa Chemicals & Fibre Corp.	2,000	5,811

Formosa Plastics Corp.	2,000	7,761

Fubon Financial Holding Co. Ltd.	2,200	5,836

Hon Hai Precision Industry Co. Ltd.	25,000	96,739

MediaTek, Inc.	2,000	66,119

Mega Financial Holding Co. Ltd.	5,000	6,012

Nan Ya Plastics Corp.	1,000	3,075

Nanya Technology Corp.	2,000	4,806

Novatek Microelectronics Corp.	2,000	30,120

Pegatron Corp.	2,000	4,901

	Shares	Value

Taiwan–(continued)
Quanta Computer, Inc.	5,000	$14,046

Sea Ltd., ADR(b)	134	46,038

Taiwan Cement Corp.	3,200	5,558

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,907	330,526

Uni-President Enterprises Corp.	4,000	9,606

United Microelectronics Corp., ADR	6,653	68,326

Wan Hai Lines Ltd.	3,300	19,177

Yang Ming Marine Transport Corp.(b)	4,000	14,015

Yuanta Financial Holding Co. Ltd.	8,600	7,658

		890,114

Turkey–0.04%
Eregli Demir ve Celik Fabrikalari TAS	3,972	8,131

United Kingdom–4.90%
Ashtead Group PLC	1,152	96,767

Aviva PLC	2,429	13,136

BAE Systems PLC	738	5,564

Barclays PLC	11,336	31,277

British American Tobacco PLC	1,302	45,282

BT Group PLC(b)	12,002	22,778

Coca-Cola Europacific Partners PLC	360	18,954

Compass Group PLC(b)	1,655	35,153

Diageo PLC	3,995	198,883

GlaxoSmithKline PLC	1,421	29,525

HSBC Holdings PLC	3,329	20,059

Imperial Brands PLC	1,332	28,140

Legal & General Group PLC	1,026	4,060

Lloyds Banking Group PLC	22,258	15,255

National Grid PLC	5,002	63,986

NatWest Group PLC	2,987	9,012

Prudential PLC	2,141	43,832

Reckitt Benckiser Group PLC	633	51,345

Royal Dutch Shell PLC, Class A	1,278	29,332

Schroders PLC	108	5,356

SSE PLC	612	13,773

Standard Chartered PLC	3,887	26,348

Tesco PLC	7,071	26,149

Unilever PLC	2,951	157,928

Vodafone Group PLC	38,182	56,351

		1,048,245

United States–0.99%
Ferguson PLC	756	113,848

Jackson Financial, Inc., Class A(b)	53	1,435

JBS S.A.	1,700	11,764

Stellantis N.V.	1,278	25,501

Swiss Re AG	612	59,351

		211,899

Vietnam–0.00%
Vietnam Dairy Products JSC	2	8

Total Common Stocks & Other Equity Interests (Cost $14,494,788)		16,589,257

Preferred Stocks–0.50%
Multinational–0.50%
Harambee Re Ltd., Pfd.(c)	279	4,015

Lion Rock Re Ltd., Pfd.(c)	25	3,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Advantage International Fund

	Shares	Value

Multinational–(continued)
Lorenz Re Ltd., Pfd.(c)	27	$3,400

Mt. Logan Re Ltd., Pfd.(c)	116	80,438

Thopas Re Ltd., Pfd.(c)	52	9,415

Turing Re Ltd., Series 2019-1, Pfd.(a)(c)	886	1,991

Viribus Re Ltd., Pfd.(c)	38,090	3,513

Total Preferred Stocks (Cost $254,198)		106,327

	Principal Amount
Event-Linked Bonds–0.47%
Multinational–0.47%
Alturas RE Segregated Account, Catastrophe Linked Notes, 12/31/2022(a)(c)(d)	$1,000	0

Eden RE II Ltd., Class A, Catastrophe Linked Notes, 03/22/2023(a)(c)(d)	720	10,554

Limestone Re Ltd., Class A, Catastrophe Linked Notes, 09/09/2022(a)(c)(d)	1,174	6,114

Sector Re V Ltd., Series 2019-1, Class A, Catastrophe Linked Notes, 03/01/2024(a)(c)(d)	120,000	82,136

	Principal Amount	Value

Multinational–(continued)
Versutus Ltd., Catastrophe Linked Notes, 12/31/2022(c)(d)	$6,601	$2,684

Total Event-Linked Bonds (Cost $129,496)		101,488

	Shares
Money Market Funds–11.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	705,491	705,491

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(e)(f)	880,169	880,433

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	806,276	806,276

Total Money Market Funds (Cost $2,392,276)		2,392,200

TOTAL INVESTMENTS IN SECURITIES–89.65% (Cost $17,270,758)		19,189,272

OTHER ASSETS LESS LIABILITIES–10.35%		2,216,366

NET ASSETS–100.00%		$21,405,638

Investment Abbreviations:

ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
PC	–	Participation Certificate
Pfd.	–	Preferred
REIT	–	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $552,618, which represented 2.58% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	Zero coupon bond issued at a discount.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$507,570	$6,782,788	$(6,584,867)	$ -	$ -	$705,491	$295
Invesco Liquid Assets Portfolio, Institutional Class	362,484	4,844,848	(4,326,821)	(40)	(38)	880,433	210
Invesco Treasury Portfolio, Institutional Class	580,080	7,751,757	(7,525,561)	-	-	806,276	128
Total	$1,450,134	$19,379,393	$(18,437,249)	$(40)	$(38)	$2,392,200	$633

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

Open Exchange-Traded Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

MSCI Emerging Markets Index	Put	11/19/2021	25	USD 1,175.00	USD 2,937,500	$(7,187)

Equity Risk

MSCI Emerging Markets Index	Call	11/19/2021	25	USD 1,310.00	USD 3,275,000	(8,875)

Total Index Options Written						$(16,062)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Advantage International Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Currency Risk
Canadian Dollar	19	December-2021	$1,535,295	$34,529	$34,529
Equity Risk
S&P/TSX 60 Index	8	December-2021	1,629,606	44,941	44,941
Subtotal-Long Futures Contracts				79,470	79,470

Short Futures Contracts
Equity Risk
MSCI Emerging Markets Index	50	December-2021	(3,155,000)	3,614	3,614
Total Futures Contracts				$83,084	$83,084

(a)	Futures contracts collateralized by $309,143 cash held with Merrill Lynch International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Equity Risk
BNP Paribas S.A.	Receive	MSCI EAFE Minimum Volatility Index	1 Month USD LIBOR + 0.260%	Monthly	768	January-2022	USD	1,648,412	$–	$42,417	$42,417
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.830%	Monthly	353	December-2021	USD	729,181	–	741	741
J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 1.150%	Monthly	534	November-2021	USD	1,103,068	–	1,121	1,121
Total – Total Return Swap Agreements									$–	$44,279	$44,279

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

LIBOR –London Interbank Offered Rate

USD    –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Advantage International Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $14,878,482)	$16,797,072

Investments in affiliated money market funds, at value (Cost $2,392,276)	2,392,200
Other investments:
Variation margin receivable – futures contracts	1,773,948
Unrealized appreciation on swap agreements – OTC	44,279
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	309,143

Cash	90,115

Foreign currencies, at value (Cost $12,896)	12,638
Receivable for:
Fund shares sold	24,582
Dividends	76,754
Interest	360

Investment for trustee deferred compensation and retirement plans	7,436

Other assets	38,729
Total assets	21,567,256

Liabilities:
Other investments:
Options written, at value (premiums received $74,023)	16,062
Swaps payable – OTC	1,340
Payable for:
Fund shares reacquired	9,596
Accrued fees to affiliates	12,757
Accrued other operating expenses	114,427
Trustee deferred compensation and retirement plans	7,436
Total liabilities	161,618

Net assets applicable to shares outstanding	$21,405,638

Net assets consist of:

Shares of beneficial interest	$17,109,406

Distributable earnings	4,296,232

$21,405,638

Net Assets:
Class A	$12,502,107

Class C	$3,350,417

Class R	$4,359,707

Class Y	$1,178,402

Class R5	$13,111

Class R6	$1,894

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	934,738

Class C	259,747

Class R	329,643

Class Y	87,232

Class R5	974

Class R6	140

Class A:
Net asset value per share	$13.37

Maximum offering price per share (Net asset value of $13.37 ÷ 94.50%)	$14.15

Class C:
Net asset value and offering price per share	$12.90

Class R:
Net asset value and offering price per share	$13.23

Class Y:
Net asset value and offering price per share	$13.51

Class R5:
Net asset value and offering price per share	$13.46

Class R6:
Net asset value and offering price per share	$13.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Advantage International Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:
Interest	$ 57,568

Dividends (net of foreign withholding taxes of $51,535)	538,128

Dividends from affiliated money market funds	633

Total investment income	596,329

Expenses:
Advisory fees	105,832

Custodian fees	47,978

Distribution fees:
Class A	28,194

Class C	36,460

Class R	22,650

Transfer agent fees – A, C, R and Y	57,718

Transfer agent fees – R5	11

Transfer agent fees – R6	2

Trustees’ and officers’ fees and benefits	23,412

Registration and filing fees	73,552

Professional services fees	106,248

Other	25,320

Total expenses	527,377

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(303,280)

Net expenses	224,097

Net investment income	372,232

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $5,007)	2,040,580

Affiliated investment securities	(38)

Foreign currencies	(3,626)

Futures contracts	429,003

Option contracts written	43,394

Swap agreements	439,117

2,948,430

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	537,660

Affiliated investment securities	(40)

Foreign currencies	(1,409)

Futures contracts	138,229

Option contracts written	57,961

Swap agreements	135,076

867,477

Net realized and unrealized gain	3,815,907

Net increase in net assets resulting from operations	$4,188,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Advantage International Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$372,232	$495,366

Net realized gain	2,948,430	692,803

Change in net unrealized appreciation (depreciation)	867,477	(4,788,977)

Net increase (decrease) in net assets resulting from operations	4,188,139	(3,600,808)

Distributions to shareholders from distributable earnings:
Class A	(8,308)	(368,895)

Class C	(2,808)	(19,719)

Class R	(3,184)	(19,406)

Class Y	(732)	(8,268)

Class R5	(9)	(61)

Class R6	(1)	(63)

Total distributions from distributable earnings	(15,042)	(416,412)

Share transactions–net:
Class A	212,515	(50,065,965)

Class C	(619,837)	(5,740)

Class R	(110,212)	405,109

Class Y	65,517	(516,154)

Class R6	(2)	(9,024)

Net increase (decrease) in net assets resulting from share transactions	(452,019)	(50,191,774)

Net increase (decrease) in net assets	3,721,078	(54,208,994)

Net assets:
Beginning of year	17,684,560	71,893,554

End of year	$21,405,638	$17,684,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Advantage International Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$10.83	$0.25	$2.30	$2.55	$–	$(0.01)	$(0.01)	$13.37	23.54	%(e)	$12,502	0.87	%(e)	2.27	%(e)	1.89	%(e)	141%
Year ended 10/31/20	10.90	0.12	(0.13)	(0.01)	–	(0.06)	(0.06)	10.83	(0.09)		9,934	0.94		1.74		1.08		238
Year ended 10/31/19	10.57	0.09	0.82	0.91	0.00	(0.58)	(0.58)	10.90	9.51		63,878	1.14		1.53		0.91		43
Year ended 10/31/18	11.62	0.17	(0.96)	(0.79)	(0.05)	(0.21)	(0.26)	10.57	(6.98)		60,916	1.17		1.49		1.48		126
Year ended 10/31/17	10.49	0.15	1.48	1.63	(0.50)	–	(0.50)	11.62	16.26		64,323	1.10		1.47		1.41		54
Class C
Year ended 10/31/21	10.52	0.14	2.25	2.39	–	(0.01)	(0.01)	12.90	22.72		3,350	1.62		3.04		1.14		141
Year ended 10/31/20	10.66	0.04	(0.12)	(0.08)	–	(0.06)	(0.06)	10.52	(0.75)		3,241	1.65		2.49		0.37		238
Year ended 10/31/19	10.42	0.02	0.80	0.82	–	(0.58)	(0.58)	10.66	8.73		3,294	1.89		2.43		0.16		43
Year ended 10/31/18	11.50	0.08	(0.95)	(0.87)	–	(0.21)	(0.21)	10.42	(7.72)		3,649	1.92		2.62		0.73		126
Year ended 10/31/17	10.41	0.07	1.47	1.54	(0.45)	–	(0.45)	11.50	15.42		1,701	1.85		2.98		0.67		54
Class R
Year ended 10/31/21	10.74	0.21	2.29	2.50	–	(0.01)	(0.01)	13.23	23.27		4,360	1.12		2.54		1.64		141
Year ended 10/31/20	10.83	0.09	(0.12)	(0.03)	–	(0.06)	(0.06)	10.74	(0.28)		3,607	1.14		1.99		0.88		238
Year ended 10/31/19	10.52	0.07	0.82	0.89	–	(0.58)	(0.58)	10.83	9.35		3,266	1.39		1.94		0.66		43
Year ended 10/31/18	11.58	0.14	(0.96)	(0.82)	(0.03)	(0.21)	(0.24)	10.52	(7.29)		2,513	1.42		2.15		1.23		126
Year ended 10/31/17	10.47	0.13	1.47	1.60	(0.49)	–	(0.49)	11.58	16.03		2,533	1.35		2.57		1.17		54
Class Y
Year ended 10/31/21	10.91	0.28	2.33	2.61	–	(0.01)	(0.01)	13.51	23.92		1,178	0.62		2.04		2.14		141
Year ended 10/31/20	10.95	0.14	(0.12)	0.02	–	(0.06)	(0.06)	10.91	0.18		890	0.71		1.49		1.31		238
Year ended 10/31/19	10.60	0.11	0.82	0.93	–	(0.58)	(0.58)	10.95	9.67		1,433	0.99		1.36		1.06		43
Year ended 10/31/18	11.65	0.19	(0.97)	(0.78)	(0.06)	(0.21)	(0.27)	10.60	(6.86)		450	1.02		1.63		1.63		126
Year ended 10/31/17	10.51	0.17	1.47	1.64	(0.50)	–	(0.50)	11.65	16.41		271	0.95		2.65		1.57		54
Class R5
Year ended 10/31/21	10.88	0.28	2.31	2.59	–	(0.01)	(0.01)	13.46	23.80		13	0.62		1.85		2.14		141
Year ended 10/31/20	10.91	0.15	(0.12)	0.03	–	(0.06)	(0.06)	10.88	0.28		11	0.66		1.47		1.36		238
Period ended 10/31/19(f)	10.27	0.05	0.59	0.64	–	–	–	10.91	6.23		11	1.94	(g)	1.26	(g)	1.11	(g)	43
Class R6
Year ended 10/31/21	10.93	0.28	2.33	2.61	–	(0.01)	(0.01)	13.53	23.88		2	0.62		1.85		2.14		141
Year ended 10/31/20	10.96	0.14	(0.11)	0.03	–	(0.06)	(0.06)	10.93	0.28		2	0.68		1.47		1.34		238
Year ended 10/31/19	10.59	0.12	0.83	0.95	–	(0.58)	(0.58)	10.96	9.88		11	0.89		1.21		1.16		43
Year ended 10/31/18	11.65	0.20	(0.97)	(0.77)	(0.08)	(0.21)	(0.29)	10.59	(6.84)		10	0.92		1.24		1.74		126
Year ended 10/31/17	10.51	0.18	1.48	1.66	(0.52)	–	(0.52)	11.65	16.60		12	0.85		1.21		1.66		54

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Estimated acquired fund fees from underlying funds were 0.14%, 0.17% and 0.15% for the years ended October 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the year ended October 31, 2021.
(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Advantage International Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Advantage International Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

Prior to February 10, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly owned and controlled subsidiary by the Fund that was organized under the laws of the Cayman Islands. Effective February 10, 2020, the Subsidiary liquidated and ceased operations. For the period November 1, 2019 through February 10, 2020, the Subsidiary operations were consolidated on the Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

18	Invesco Advantage International Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with

19	Invesco Advantage International Fund

forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or

20	Invesco Advantage International Fund

bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
R.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $500 million	0.490%

Next $500 million	0.470%

Next $4.0 billion	0.440%

Over $5.0 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

21	Invesco Advantage International Fund

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $105,832, reimbursed fund level expenses of $139,554 and reimbursed class level expenses of $32,728, $9,830, $12,100, $3,059, $11 and $2 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $13,999 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

22	Invesco Advantage International Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$746,010	$–	$746,010

Austria	–	7,618	–	7,618

Belgium	–	63,998	–	63,998

Brazil	314,243	–	–	314,243

Chile	19,813	–	–	19,813

China	648,979	1,487,324	1,157	2,137,460

Denmark	–	582,734	–	582,734

Finland	–	173,462	–	173,462

France	–	1,207,594	–	1,207,594

Germany	1,204	1,141,576	–	1,142,780

Greece	–	13,651	–	13,651

Hong Kong	–	499,541	–	499,541

Hungary	–	26,169	–	26,169

Indonesia	–	69,662	–	69,662

Ireland	4,086	101,676	–	105,762

Italy	–	143,077	–	143,077

Japan	–	2,572,735	–	2,572,735

Luxembourg	–	24,905	–	24,905

Malaysia	–	72,080	–	72,080

Mexico	136,959	–	–	136,959

Multinational	–	–	207,815	207,815

Netherlands	4,703	921,792	–	926,495

Philippines	–	15,321	–	15,321

Poland	–	27,792	–	27,792

Russia	310,826	29,168	–	339,994

Saudi Arabia	–	4,476	–	4,476

Singapore	–	24,630	–	24,630

South Africa	7,787	184,704	–	192,491

South Korea	–	524,092	–	524,092

Spain	–	373,173	–	373,173

Sweden	–	355,695	–	355,695

Switzerland	–	1,586,448	–	1,586,448

Taiwan	478,642	411,472	–	890,114

Turkey	–	8,131	–	8,131

United Kingdom	32,727	1,015,518	–	1,048,245

United States	13,199	198,700	–	211,899

Vietnam	–	8	–	8

Money Market Funds	2,392,200	–	–	2,392,200

Total Investments in Securities	4,365,368	14,614,932	208,972	19,189,272

Other Investments - Assets*

Futures Contracts	83,084	–	–	83,084

Swap Agreements	–	44,279	–	44,279

	83,084	44,279	–	127,363

Other Investments - Liabilities*

Options Written	(16,062)	–	–	(16,062)

Total Other Investments	67,022	44,279	–	111,301

Total Investments	$4,432,390	$14,659,211	$208,972	$19,300,573

*	Futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

23	Invesco Advantage International Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2021:

	Value 10/31/20	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 10/31/21
Preferred Stocks	$320,343	$–	$(156,848)	$–	$24,612	$(81,780)	$–	$–	$106,327
Event-Linked Bonds	92,649	–	(8,312)	–	723	16,428	–	–	101,488
Common Stocks & Other Equity Interests	–	1,781	–	–	–	(4,040)	3,416	–	1,157
Total	$412,992	$1,781	$(165,160)	$–	$25,335	$(69,392)	$3,416	$–	$208,972

1     Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on futures contracts - Exchange-Traded(a)	$34,529	$48,555	$83,084

Unrealized appreciation on swap agreements - OTC	-	44,279	44,279

Total Derivative Assets	34,529	92,834	127,363

Derivatives not subject to master netting agreements	(34,529)	(48,555)	(83,084)

Total Derivative Assets subject to master netting agreements	$-	$44,279	$44,279

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total

Options written, at value – Exchange-Traded	$-	$(16,062)	$(16,062)

Derivatives not subject to master netting agreements	-	16,062	16,062

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
BNP Paribas S.A.	$42,417	$(382)	$42,035	$–	$–	$42,035
Goldman Sachs International	741	(315)	426	–	–	426
J.P. Morgan Chase Bank, N.A.	1,121	(643)	478	–	–	478
Total	$44,279	$(1,340)	$42,939	$–	$–	$42,939

24	Invesco Advantage International Fund

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain:
Futures contracts	$42,420	$386,583	$429,003
Options written	-	43,394	43,394
Swap agreements	-	439,117	439,117
Change in Net Unrealized Appreciation:
Futures contracts	45,670	92,559	138,229
Options written	-	57,961	57,961
Swap agreements	-	135,076	135,076
Total	$88,090	$1,154,690	$1,242,780

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Written	Swap Agreements
Average notional value	$3,274,455	$7,193,125	$4,149,900
Average contracts	–	43	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $164.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Long-term capital gain	$15,042	$416,412

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$1,746,438

Undistributed long-term capital gain	754,704

Net unrealized appreciation – investments	1,799,110

Net unrealized appreciation – foreign currencies	1,073

Temporary book/tax differences	(5,093)

Shares of beneficial interest	17,109,406

Total net assets	$21,405,638

25	Invesco Advantage International Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, passive foreign investment companies, futures contracts, options contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $22,482,424 and $22,187,036, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,622,608

Aggregate unrealized (depreciation) of investments	(823,498)

Net unrealized appreciation of investments	$1,799,110

Cost of investments for tax purposes is $17,501,463.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, swap agreements and equalization payments, on October 31, 2021, undistributed net investment income was increased by $282,667, undistributed net realized gain was decreased by $545,403 and shares of beneficial interest was increased by $262,736. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	265,567	$3,466,204	236,032	$2,539,796

Class C	52,280	661,111	80,417	845,253

Class R	97,739	1,239,930	117,852	1,265,985

Class Y	20,242	261,063	39,742	367,333

Class R6	10	130	140	1,500

Issued as reinvestment of dividends:
Class A	668	8,294	4,863	55,103

Class C	231	2,785	1,776	19,657

Class R	259	3,184	1,720	19,343

Class Y	57	714	720	8,205

Automatic conversion of Class C shares to Class A shares:
Class A	12,864	163,378	2,605	28,708

Class C	(13,269)	(163,378)	(2,680)	(28,708)

Reacquired:
Class A	(261,679)	(3,425,361)	(5,186,883)	(52,689,572)

Class C	(87,451)	(1,120,355)	(80,549)	(841,942)

Class R	(104,357)	(1,353,326)	(85,304)	(880,219)

Class Y	(14,619)	(196,260)	(89,689)	(891,692)

Class R6	(10)	(132)	(1,000)	(10,524)

Net increase (decrease) in share activity	(31,468)	$(452,019)	(4,960,238)	$(50,191,774)

26	Invesco Advantage International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Advantage International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Advantage International Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the three years in the period ended October 31, 2021 for Class A, Class C, Class R, Class Y and Class R6.
For each of the two years in the period ended October 31, 2021, and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Global Multi-Asset Growth Fund (subsequently renamed Invesco Advantage International Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers and portfolio company investees; when replies were not received from brokers or portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco Advantage International Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,019.80	$4.53	$1,020.72	$4.53	0.89%
Class C	1,000.00	1,015.70	8.33	1,016.94	8.34	1.64
Class R	1,000.00	1,018.50	5.80	1,019.46	5.80	1.14
Class Y	1,000.00	1,020.40	3.26	1,021.98	3.26	0.64
Class R5	1,000.00	1,020.50	3.26	1,021.98	3.26	0.64
Class R6	1,000.00	1,020.40	3.26	1,021.98	3.26	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28	Invesco Advantage International Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Advantage International Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-USA Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods, and below the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that, prior to November 18, 2019, the Fund was sub-advised by Barings. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had changed its name, investment strategy and index against which

29	Invesco Advantage International Fund

future performance will be compared on February 28, 2020 and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider past performance of the Fund to be particularly relevant. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the

Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco Advantage International Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$265,972
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31	Invesco Advantage International Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

2 On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Advantage International Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLMAG-AR-1

ITEM 13.	EXHIBITS.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM International Mutual Funds (Invesco International Mutual Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	June 10, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	June 10, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	June 10, 2022